  EXHIBIT 10.22

ASSIGNMENT AND TRANSFER AGREEMENT

THIS ASSIGNMENT AND TRANSFER AGREEMENT (this “Agreement”) is made as of [__________ __], 2017, by and among CÜR Media, Inc., a Delaware corporation (the “Company”), CUR Holdings, Inc., a Delaware corporation (the “Assignee”), and the undersigned noteholders of the Company (each, an “Assignor” and, collectively, the “Assignors”).

RECITALS

WHEREAS, each Assignor is a party to a securities purchase agreement by and between the Company and such Assignor (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), and certain related documents, that evidence a loan from such Assignor to the Company, which are listed on Exhibit A attached hereto and are incorporated herein by this reference (together with the Note Purchase Agreement, collectively referred to herein as the “Transaction Documents”); and

WHEREAS, pursuant to the Transaction Documents, the Company issued to the Assignors 12% Senior Secured Convertible Promissory Notes in the aggregate principal amount of Two Million Five Hundred Fifteen Thousand and 00/100 Dollars ($2,515,000.00), in the denominations set forth on Exhibit B hereto (each, a “Note” and, collectively, the “Notes”), and granted each Assignor a first priority security interest in all of the Company’s intellectual property and other assets, to secure the Company’s obligation to repay any and all amounts due under the Notes, pari passu with the other Assignors, on a pro rata basis; and

WHEREAS, pursuant to the terms of the Transaction Documents, as amended, the principal amount of, and any accrued and unpaid interest due under, the Notes, is currently convertible into units of the Company’s securities on an optional and/or a mandatory basis, under certain circumstances; and

WHEREAS, the Assignee seeks to complete a private placement offering (“Offering”) of a minimum of $6,000,000 of units of securities of the Assignee, pursuant to the terms of a securities purchase agreement (the “Unit Purchase Agreement”) by and among the Assignee, the Company and certain Subscribers (individually, a “Subscriber” and, collectively, the “Subscribers”); and

WHEREAS, the Assignee is negotiating a transaction with the Company, pursuant to which, under certain circumstances, the Assignee will either (a) merge with and into the Company (the “Merger”), or (b) acquire the assets and liabilities of the Company related to the Company’s music streaming business (the “Asset Transfer’), as further described in the Term Sheet, dated September 11, 2017, by and between the Company and the Assignee, a copy of which is attached hereto as Exhibit C; and

WHEREAS, as a material condition to the execution and delivery of the Unit Purchase Agreement by the Subscribers, the Subscribers are requiring that (a) the Assignors grant, assign, convey, transfer and set over to the Assignee all of the Assignors’ right, title, interest and obligations in, to and under the Notes in exchange for units of securities of the Assignee, and (b) that the Assignors execute and deliver a Voting Agreement, substantially in the form of Exhibit D to this Agreement (the “Voting Agreement”), agreeing to vote the Secured Note Conversion Unit Shares (as defined below) and the Secured Note Conversion Unit Warrant Shares (as defined below) in favor of the Merger and/or the Asset Transfer, as applicable; and

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WHEREAS, the Assignee, the Assignors and the Company desire for each Assignor’s entire Assigned Interest (as defined below) to be assigned, conveyed, transferred and set over to the Assignee, in exchange for the Assignee’s issuance to the Assignors of units of securities of the Assignee (each, a “Secured Note Conversion Unit” and, collectively, the “Secured Note Conversion Units”), each Secured Note Conversion Unit consisting of (a) one (1) share (each a “Secured Note Conversion Unit Share” and, collectively, the “Secured Note Conversion Unit Shares”) of the Assignee’s common stock, $0.0001 par value per share (“Assignee Common Stock”), and (b) a 5-year warrant, substantially in the form of Exhibit E to this Agreement (each a “Secured Note Conversion Unit Warrant” and, collectively, the “Secured Note Conversion Unit Warrants”), to purchase one (1) share of Assignee Common Stock (each a “Secured Note Conversion Unit Warrant Share” and, collectively, the “Secured Note Conversion Unit Warrant Shares”) for every Secured Note Conversion Unit Share received upon exchange, at an exchange rate of $2.00 of principal and interest due under the Notes per Secured Note Conversion Unit, subject to the terms and conditions set forth herein; and

WHEREAS, in the event of the consummation of the Merger, the Company has agreed to provide the Assignors with registration rights with respect to their Secured Note Conversion Unit Shares and Secured Note Conversion Unit Warrant Shares, or securities of the Company they receive in exchange for their Secured Note Conversion Unit Shares and Secured Note Conversion Unit Warrant Shares, pursuant to the terms of a Registration Rights Agreement among the Company, the Assignors and certain other parties thereto, substantially in the form of Exhibit F to this Agreement (the “Registration Rights Agreement”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignment of Transaction Documents.

(a) Simultaneously with the initial closing of the Offering (the “Effective Time”), and in consideration for the assignment to the Assignee by each Assignor of such Assignor’s Assigned Interest (as defined below), the Assignee will issue to the Assignors Secured Note Conversion Units, each Secured Note Conversion Unit consisting of (i) one (1) Secured Note Conversion Unit Share, and (ii) a Secured Note Conversion Unit Warrant to purchase one (1) Secured Note Conversion Unit Warrant Share for every Secured Note Conversion Unit Share received upon exchange, in the denominations set forth on Exhibit B hereto. The issuance of the Secured Note Conversion Units from the Assignee to the Assignors shall constitute full payment to the Assignors of all amounts due and owing to them under the Notes and other Transaction Documents, and, thereafter, the Assignors shall cease to be the holders of the Notes and shall have no further rights or obligations under the Transaction Documents.

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(b) At the Effective Time, and in consideration for the issuance to each Assignor by the Assignee of the Secured Note Conversion Units, in the denominations set forth on Exhibit B hereto, each Assignor will grant, assign, convey, transfer and set over to Assignee, and Assignee will assume and accept, (x) all of such Assignor’s right, title, interest and obligations in, to and under the Notes and all of the other Transaction Documents, and its rights and remedies thereunder, and (y) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other rights Assignor (in its capacity as “Buyer” (as defined in the Note Purchase Agreement)) has against any person, whether known or unknown, arising under or in connection with the Transaction Documents or the loan transactions governed thereby or in any way related to any of the foregoing, including, but not limited to, contract claims, statutory claims and all other claims at law or equity related to the right, title and interest sold and assigned pursuant to clause (x) above (the right, title and interest and claims, suits, causes of action and other rights sold and assigned by the Assignors to the Assignee pursuant to clauses (x) and (y) above being referred to herein collectively as the “Assigned Interest”). Immediately following the initial closing of the Offering, each Assignor shall: (i) deliver to Assignee each of the original Transaction Documents in Assignor’s possession; and (ii) execute any other documents the Assignee reasonably requests to facilitate such Assignor’s assignment and transfer to the Assignor of the Assignor’s Assigned Interest, at Assignee’s sole cost and expense.

2. Scope of Assigned Transaction Documents; Acceptance of Assignment. At the Effective Time, the Company and the Assignee shall accept the assignment set forth in Section 1 hereof. The Company and the Assignee each hereby expressly acknowledge and agree that this Agreement shall be effective as to the Transaction Documents referenced on Exhibit A hereto; provided, however, that the term “Holder,” as defined in the Note shall thereafter mean the Assignee.

3. Assignee and Assignor Information. As a condition precedent to the effectiveness of the assignment set forth in Section 1 hereof: (a) the Assignee shall complete and deliver to the Company (i) the Investor Certification, attached hereto as Exhibit G, (ii) the Investor Profile, attached hereto as Exhibit H, and (iii) the Anti-Money Laundering Information Form, attached hereto as Exhibit I, and (b) each Assignor shall complete and deliver to the Assignee (i) the Investor Certification, attached hereto as Exhibit G, (ii) the Investor Profile, attached hereto as Exhibit H, and (iii) the Anti-Money Laundering Information Form, attached hereto as Exhibit I.

4. Company’s Representations. The Company represents, warrants, and covenants to the Assignee and the Assignors that the execution by the Company of this Agreement and the performance by the Company of the Company’s obligations hereunder, respectively, have been duly authorized by all requisite corporate action, and will not violate any order of any court or governmental agency or any agreement by which the Company is bound. This Agreement has been duly executed and delivered by the Company and, upon the execution and delivery of it by the other parties hereto, assuming the due execution and delivery by the other parties hereto, constitutes, and will constitute, the legal and binding obligation of the Company in accordance with its terms.

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5. Assignors’ Representations. Each Assignor represents, warrants, and covenants to the Assignee and the Company that:

(a) General. (i) the execution by the Assignor of this Agreement and the performance by the Assignor of the Assignor’s obligations hereunder, respectively, (A) have been duly authorized by all requisite corporate action, and (B) will not violate any order of any court or governmental agency or any agreement by which the Assignor is bound; (ii) the Assignor is the legal and beneficial owner of such Assignor’s portion of the Assigned Interest; and (iii) the Assignor has not previously assigned or conveyed any of its right, title and interest in such Assignor’s portion of the Assigned Interest.

(b) Investment Purpose. The Assignor is acquiring the Secured Note Conversion Unit Shares and Secured Note Conversion Unit Warrants, and, upon exercise of the Secured Note Conversion Unit Warrants, the Assignor will acquire the Secured Note Conversion Unit Warrant Shares (the Secured Note Conversion Unit Shares, Secured Note Conversion Unit Warrants, and Secured Note Conversion Unit Warrant Shares to be referred to herein, collectively, as the “Assignee Securities”), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the “Securities Act”); provided, however, that by making the representations herein, the Assignor reserves the right to dispose of the Assignee Securities at any time in accordance with or pursuant to an effective registration statement covering such Assignee Securities, or an available exemption under the Securities Act. The Assignor agrees not to sell, hypothecate or otherwise transfer the Assignee Securities unless such Assignee Securities are registered under the federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such law is available.

(c) Residence of Assignor. The Assignor resides in the jurisdiction set forth in the Investor Profile attached hereto as Exhibit H.

(d) Accredited Investor Status. The Assignor meets the requirements of at least one of the suitability standards for an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D as promulgated under the Securities Act, for the reason set forth on the Investor Certification attached hereto as Exhibit G, or is not a “U.S. Person” as that term is defined in Rule 902(k) of Regulation S as promulgated under the Securities Act.

(e) Accredited Investor Qualifications. The Assignor (i) if a natural person, represents that the Assignor has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Secured Note Conversion Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Secured Note Conversion Units, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Assignor is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Assignee, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Assignee is a party or by which it is bound.

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(f) Assignor Relationship with Brokers. The Assignor’s substantive relationship with a broker, if any, for the transactions contemplated hereby, or subagent thereof (collectively, “Brokers”), through which the Assignor may be acquiring the Secured Note Conversion Units predates such Broker’s contact with the Assignor regarding an investment in the Secured Note Conversion Units.

(g) Solicitation. The Assignor is unaware of, is in no way relying on, and did not become aware of the issuance of the Secured Note Conversion Units in exchange for the Notes through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the issuance of the Secured Note Conversion Units in exchange for the Notes, and is acquiring the Secured Note Conversion Units and did not become aware of the issuance of the Secured Note Conversion Units in exchange for the Notes through or as a result of any seminar or meeting to which the Assignor was invited by, or any solicitation of a subscription by, a person not previously known to the Assignor in connection with investments in securities generally.

(h) Brokerage Fees. Except as otherwise provided herein, the Assignor has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transaction contemplated hereby.

(i) Assignor’s Advisors. The Assignor and the Assignor’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”), as the case may be, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Secured Note Conversion Units to evaluate the merits and risks of an investment in the Secured Note Conversion Units and the Assignee and to make an informed investment decision with respect thereto.

(j) Assignor Liquidity. The Assignor has adequate means of providing for Assignor’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Secured Note Conversion Units for an indefinite period of time, and after acquiring the Secured Note Conversion Units the Assignor will be able to provide for any foreseeable current needs and possible personal contingencies. The Assignor must bear and acknowledges the substantial economic risks of the investment in the Secured Note Conversion Units including the risk of illiquidity and the risk of a complete loss of this investment.

(k) High Risk Investment. The Assignor is aware that an investment in the Assignee Securities involves a number of very significant risks and has carefully researched and reviewed and understands the risks of, and other considerations relating to, the acquisition of the Assignee Securities.

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(l) Reliance on Exemptions. The Assignor understands that the Secured Note Conversion Units are being issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Assignee is relying in part upon the truth and accuracy of, and the Assignor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Assignor set forth herein in order to determine the availability of such exemptions and the eligibility of the Assignor to acquire the Securities.

(m) Information. The Assignor and its Advisors have been furnished with all documents and materials relating to the business, finances and operations of the Assignee and its subsidiaries and information that the Assignor requested and deemed material to making an informed investment decision regarding Assignor’s acquisition of the Secured Note Conversion Units and the underlying securities. The Assignor and its Advisors have been afforded the opportunity to review such documents and materials, and the information contained therein. The Assignor and its Advisors have been afforded the opportunity to ask questions of the Assignee and its management. The Assignee understands that such discussions, as well as any written information provided by the Assignee, were intended to describe the aspects of the Assignee’s business and prospects which the Assignee believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement, the Assignee makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Assignee. Some of such information may include projections as to the future performance of the Assignee and its subsidiaries, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Assignee’s control. Additionally, the Assignor understands and represents that he, she or it is acquiring the Secured Note Conversion Units notwithstanding the fact that the Assignee may disclose in the future certain material information the Assignor has not received, including the financial results of the Assignee for its current fiscal quarters. The Assignor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Secured Note Conversion Units.

(n) No Other Representations or Information. In evaluating the suitability of an investment in the Secured Note Conversion Units and if applicable, the underlying securities, the Assignor has not relied upon any representation or information (oral or written) with respect to the Assignee, or otherwise, other than as stated in this Agreement and the Secured Note Conversion Units. No oral or written representations have been made, or oral or written information furnished, to the Assignor or its Advisors, if any, in connection with the acquisition of the Secured Note Conversion Units.

(o) No Governmental Review. The Assignor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Secured Note Conversion Units (or the other Assignee Securities), or the fairness or suitability of the investment in the Secured Note Conversion Units (or the other Assignee Securities), nor have such authorities passed upon or endorsed the merits of the issuance of the Secured Note Conversion Units (or the other Assignee Securities).

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(p) Transfer or Resale. The Assignor understands that: (i) the Secured Note Conversion Units (including the underlying securities) have not been and may not be registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) the Assignor shall have delivered to the Assignee an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder; and (iii) except as set forth in the Unit Purchase Agreement, neither the Assignee nor the Company is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Assignee reserves the right to place stop transfer instructions against the shares and certificates for the Secured Note Conversion Unit Shares and Secured Note Conversion Unit Warrants, and, upon exercise of the Secured Note Conversion Unit Warrants, the Secured Note Conversion Unit Warrant Shares, to the extent specifically set forth under this Agreement. There can be no assurance that there will be any market or resale for the Secured Note Conversion Unit Shares and Secured Note Conversion Unit Warrants, or, upon exercise of the Secured Note Conversion Unit Warrants, the Secured Note Conversion Unit Warrant Shares, nor can there be any assurance that the Secured Note Conversion Unit Shares and Secured Note Conversion Unit Warrants, or, upon exercise of the Secured Note Conversion Unit Warrants, the Secured Note Conversion Unit Warrant Shares, will be freely transferable at any time in the foreseeable future.

(q) Legends. The Assignor understands that the certificates or other instruments representing the Assignee Securities shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

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The legend set forth above shall be removed and the Assignee, within three (3) business days, and Assignee shall issue a certificate without such legend to the holder of the Assignee Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) the Assignor or its broker make the necessary representations and warranties to the transfer agent for the Assignee’s common stock that it has complied with the prospectus delivery requirements in connection with a sale transaction, provided the Assignee Securities are registered under the Securities Act or (ii) in connection with a sale transaction, after such holder provides the Assignee with an opinion of counsel satisfactory to the Assignee, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Secured Note Conversion Unit Shares and Secured Note Conversion Unit Warrants and, upon exercise of the Secured Note Conversion Unit Warrants, the Secured Note Conversion Unit Warrant Shares, may be made without registration under the Securities Act.

(r) Organization and Standing of Assignor. If the Assignor is an entity, it is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. If the Assignor is an individual, he or she is at least the greater of (i) eighteen (18) years of age or (ii) the age of legal majority in his or her jurisdiction of residence.

(s) Authorization, Enforcement. The Assignor has the requisite power and authority to enter into and perform under this Agreement, and to acquire the Secured Note Conversion Units being issued to it hereunder. The execution, delivery and performance of this Agreement by the Assignor and the consummation by the Assignor of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of the Assignor or the Assignor’s board of directors, stockholders, partners, members, as the case may be, is required. This Agreement have been duly authorized, executed and delivered by such the Assignor and upon execution of this Agreement by the other parties hereto and thereto, constitute, or shall constitute when executed and delivered, a valid and binding obligation of the Assignor enforceable against the Assignor in accordance with the terms hereof and thereof, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(t) No Conflicts. The execution, delivery and performance of this Agreement, and the consummation by the Assignor of the transactions contemplated hereby, or relating hereto, do not and will not (i) if the Assignor is not an individual, result in a violation of the Assignor’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Assignor is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Assignor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Assignor). The Assignor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to acquire the Secured Note Conversion Units in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Assignor is assuming and relying upon the accuracy of the relevant representations and agreements of the Assignee herein.

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(u) Receipt of Documents. The Assignor, its counsel and/or its Advisors have received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein; and (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; the Assignor has received answers to all questions the Assignor submitted to the Assignee regarding an investment in the Assignee, and the Assignor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

(v) Confidential Information. The Assignor acknowledges and agrees that certain of the information received by it in connection with the transactions contemplated by this Agreement is of a confidential nature, and that such information has been furnished to the Assignor for the sole purpose of enabling the Assignor to consider and evaluate an investment in the Secured Note Conversion Units. The Assignor agrees that it will treat such information in a confidential manner, will not use such information for any purpose other than evaluating an investment in the Secured Note Conversion Units, and will not, directly or indirectly, disclose or permit the Assignor’s agents, representatives or affiliates to disclose any of such information without the Assignee’s prior written consent. The Assignor shall make its agents, affiliates and representatives aware of the confidential nature of the information contained herein and the terms of this section including the Assignor’s agreement to not disclose such information, and to be responsible for any disclosure or other improper use of such information by such agents, affiliates or representatives. Likewise, without the Assignee’s prior written consent, the Assignor will not, directly or indirectly, make any statements, public announcements or other release or provision of information in any form to any trade publication, to the press or to any other person or entity whose primary business is or includes the publication or dissemination of information related to the transactions contemplated by this Agreement.

(w) No Legal Advice from the Assignee. The Assignor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax Advisors. The Assignor is relying solely on such Advisors and not on any statements or representations of the Assignee or any of its employees, representatives or agents for legal, tax, economic and related considerations or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

(x) Reliance. Any information which the Assignor has heretofore furnished or is furnishing herewith to Assignee or any Broker is complete and accurate and may be relied upon by the Assignee and any Broker in determining the availability of an exemption from registration under U.S. federal and state securities laws in connection with the offering of securities as described in this Agreement. The Assignor further represents and warrants that it will notify and supply corrective information to the Assignee immediately upon the occurrence of any change therein occurring prior to the Assignee’s issuance of the Secured Note Conversion Units. Within five (5) days after receipt of a request from the Assignee or any Broker, the Assignor will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Assignee or any Broker is subject.

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(y) Anti-Money Laundering; OFAC.

[The Assignor should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations.] The Assignor represents that the amounts invested by it in the Assignee in the Secured Note Conversion Units were not and are not directly or indirectly derived from activities that contravene U.S. federal or state or international laws and regulations, including anti-money laundering laws and regulations. U.S. federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

To the best of the Assignor’s knowledge, none of: (1) the Assignor; (2) any person controlling or controlled by the Assignor; (3) if the Assignor is a privately-held entity, any person having a beneficial interest in the Assignor; or (4) any person for whom the Assignor is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Assignee may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Assignor agrees to promptly notify the Assignee should the Assignor become aware of any change in the information set forth in these representations. The Assignor understands and acknowledges that, by law, the Assignee may be obligated to “freeze the account” of the Assignor, either by prohibiting additional subscriptions from the Assignor, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and a Broker may also be required to report such action and to disclose the Assignor’s identity to OFAC. The Assignor further acknowledges that the Assignee may, by written notice to the Assignor, suspend the redemption rights, if any, of the Assignor if the Assignee reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Assignee or any Broker or any of the Assignee’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

To the best of the Assignor’s knowledge, none of: (1) the Assignor; (2) any person controlling or controlled by the Assignor; (3) if the Assignor is a privately-held entity, any person having a beneficial interest in the Assignor; or (4) any person for whom the Assignor is acting as agent or nominee in connection with this investment is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure, as such terms are defined in the footnotes below; and

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If the Assignor is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Assignor receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Assignor represents and warrants to the Assignee that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

6. Assignee’s Representations. Assignee represents, warrants, and covenants to the Assignors and the Company that:

(a) General. The execution by Assignee of this Agreement and the performance by Assignee of Assignee’s obligations hereunder, respectively, (i) have been duly authorized by all requisite corporate action, and (ii) will not violate any order of any court or governmental agency or any agreement by which Assignee is bound.

(b) Investment Purpose. The Assignee is acquiring the Notes and, upon conversion of the Notes, will acquire the underlying securities (collectively, the “Company Securities”), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Assignee reserves the right to dispose of the Company Securities at any time in accordance with or pursuant to an effective registration statement covering such Company Securities, or an available exemption under the Securities Act. The Assignee agrees not to sell, hypothecate or otherwise transfer the Company Securities unless such Company Securities are registered under the federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such law is available.

(c) Residence of Assignee. The Assignee resides in the jurisdiction set forth in the Investor Profile attached hereto as Exhibit H.

(d) Accredited Investor Status. The Assignee meets the requirements of at least one of the suitability standards for an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D as promulgated under the Securities Act, for the reason set forth on the Investor Certification attached hereto as Exhibit G, or is not a “U.S. Person” as that term is defined in Rule 902(k) of Regulation S as promulgated under the Securities Act.

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(e) Accredited Investor Qualifications. The Assignee (i) if a natural person, represents that the Assignee has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Notes, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Notes, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Assignee is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Assignee is a party or by which it is bound.

(f) Assignee Relationship with Brokers. The Assignee’s substantive relationship with a Broker, if any, through which the Assignee may be acquiring the Notes predates such Broker’s contact with the Assignee regarding an investment in the Notes.

(g) Solicitation. The Assignee is unaware of, is in no way relying on, and did not become aware of the assignment and transfer of the Notes through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the assignment and transfer of the Notes and is acquiring the Notes, and did not become aware of the assignment and transfer of the Notes, through or as a result of any seminar or meeting to which the Assignee was invited by, or any solicitation of a subscription by, a person not previously known to the Assignee in connection with investments in securities generally.

(h) Brokerage Fees. Except as otherwise provided herein, the Assignee has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transaction contemplated hereby.

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(i) Assignee’s Advisors. The Assignee and the Assignee’s Advisors, as the case may be, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Notes to evaluate the merits and risks of an investment in the Notes and the Company and to make an informed investment decision with respect thereto.

(j) Assignee Liquidity. The Assignee has adequate means of providing for Assignee’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Notes for an indefinite period of time, and after acquiring the Notes the Assignee will be able to provide for any foreseeable current needs and possible personal contingencies. The Assignee must bear and acknowledges the substantial economic risks of the investment in the Notes including the risk of illiquidity and the risk of a complete loss of this investment.

(k) High Risk Investment. The Assignee is aware that an investment in the Notes, and the other Company Securities, involves a number of very significant risks and has carefully researched and reviewed and understands the risks of, and other considerations relating to, the acquisition of the Notes, and upon conversion of the Notes, the other Company Securities.

(l) Reliance on Exemptions. The Assignee understands that the Notes are being assigned and transferred to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company and Assignors are relying in part upon the truth and accuracy of, and the Assignee’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Assignee set forth herein in order to determine the availability of such exemptions and the eligibility of the Assignee to acquire the Company Securities.

(m) Information. The Assignee and its Advisors have been furnished with all documents and materials relating to the business, finances and operations of the Company and its subsidiaries and information that the Assignee requested and deemed material to making an informed investment decision regarding Assignee’s purchase of the Notes and the underlying securities. The Assignee and its Advisors have been afforded the opportunity to review such documents and materials, as well as the filings the Company makes with the SEC (hard copies of which were made available to the Assignee upon request to the Company or were otherwise accessible to the Assignee via the SEC’s EDGAR system), and the information contained therein. The Assignee and its Advisors have been afforded the opportunity to ask questions of the Company and its management. The Assignee understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company and its subsidiaries, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s and its subsidiaries’ control. Additionally, the Assignee understands and represents that it is acquiring the Notes notwithstanding the fact that the Company and its subsidiaries may disclose in the future certain material information the Assignee has not received, including the financial results of the Company and its subsidiaries for their current fiscal quarters. The Assignee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Notes.

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(n) No Other Representations or Information. In evaluating the suitability of an investment in the Notes and the other Company Securities, the Assignee has not relied upon any representation or information (oral or written) with respect to the Company or its subsidiaries, or otherwise, other than as stated in this Agreement and the Notes. No oral or written representations have been made, or oral or written information furnished, to the Assignee or its Advisors, if any, in connection with the acquisition of the Notes.

(o) No Governmental Review. The Assignee understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Notes or other Company Securities, or the fairness or suitability of the investment in the Notes or the other Company Securities, nor have such authorities passed upon or endorsed the merits of the sale of the Notes or other Company Securities.

(p) Transfer or Resale. The Assignee understands that: (i) the Notes and other Company Securities have not been and may not be registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) the Assignee shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) the Company is not, and except as otherwise set forth in this Agreement or the Transaction Documents, no other person is, under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Company reserves the right to place stop transfer instructions against the shares and certificates for the Notes and other Company Securities to the extent specifically set forth under this Agreement. There can be no assurance that there will be any market or resale for the Notes or other Company Securities, nor can there be any assurance that the Notes or other Company Securities will be freely transferable at any time in the foreseeable future.

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(q) Legends. The Assignee understands that the certificates or other instruments representing the Notes and other Company Securities shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

The legend set forth above shall be removed and the Company, within three (3) business days, shall issue a certificate without such legend to the holder of the Notes and/or other Company Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) the Assignee or its broker make the necessary representations and warranties to the transfer agent for the Company’s common stock that it has complied with the prospectus delivery requirements in connection with a sale transaction, provided the Notes or other Company Securities, as applicable, are registered under the Securities Act or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel satisfactory to the Company, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Notes or other Company Securities, as applicable, may be made without registration under the Securities Act.

(r) Organization and Standing of Assignee. If the Assignee is an entity, it is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. If the Assignee is an individual, he or she is at least the greater of (a) eighteen (18) years of age or (b) the age of legal majority in his or her jurisdiction of residence.

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(s) Authorization, Enforcement. The Assignee has the requisite power and authority to enter into and perform under this Agreement and Transaction Documents, and to acquire the Notes being assigned and transferred to it hereunder. The execution, delivery and performance of this Agreement by the Assignee and the consummation by the Assignee of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of the Assignee or the Assignee’s board of directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such the Assignee and upon execution of this Agreement by the other parties hereto and thereto, constitute, or shall constitute when executed and delivered, a valid and binding obligation of the Assignee enforceable against the Assignee in accordance with the terms hereof and thereof, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(t) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by the Assignee of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) if the Assignee is not an individual, result in a violation of the Assignee’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Assignee is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Assignee or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Assignee). The Assignee is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to acquire the Notes in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Assignee is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(u) Receipt of Documents. The Assignee, its counsel and/or its Advisors have received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein; and (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; the Assignee has received answers to all questions the Assignee submitted to the Company regarding an investment in the Company; and the Assignee has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

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(v) Status as a Former Shell Company. The Assignee understands that the Company is a former “shell company” as such term is defined in Rule 12b-2 under the Exchange Act. The Company ceased to be a “shell company” on January 28, 2014, and filed Form 10 type information under cover of Form 8-K on February 3, 2014. Pursuant to Rule 144(i), securities issued by a current or former shell company (such as the Securities) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after such company (a) is no longer a shell company; and (b) has filed current “Form 10 information” (as defined in Rule 144(i)) with the SEC reflecting that it is no longer a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, such company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports. As a result, the restrictive legends on certificates for the Securities cannot be removed except in connection with an actual sale meeting the foregoing requirements or pursuant to an effective registration statement.

(w) Trading Activities. The Assignee’s trading activities with respect to the Company’s common stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the principal market on which the Company’s common stock is listed or traded. Neither the Assignee nor its affiliates has an open short position in the Company’s common stock and, except as set forth below, the Assignee shall not, and shall not cause any of its affiliates under common control with the Assignee, to engage in any short sale as defined in any applicable SEC or Financial Industry Regulatory Authority (FINRA) rules on any hedging transactions with respect to the Company’s common stock until the earlier to occur of (i) the third anniversary of the date hereof and (ii) the date the Assignee no longer owns the Company’s common stock. Without limiting the foregoing, the Assignee agrees not to engage in any naked short transactions in excess of the amount of shares owned (or an offsetting long position) by the Assignee.

(x) Regulation FD. The Assignee acknowledges and agrees that certain of the information received by it in connection with the transactions contemplated by this Agreement is of a confidential nature and may be regarded as material non-public information under Regulation FD promulgated by the SEC and that such information has been furnished to the Assignee for the sole purpose of enabling the Assignee to consider and evaluate an investment in the Notes. The Assignee agrees that it will treat such information in a confidential manner, will not use such information for any purpose other than evaluating an investment in the Notes, will not, directly or indirectly, trade or permit the Assignee’s agents, representatives or affiliates to trade in any securities of the Company while in possession of such information and will not, directly or indirectly, disclose or permit the Assignee’s agents, representatives or affiliates to disclose any of such information without the Company’s prior written consent. The Assignee shall make its agents, affiliates and representatives aware of the confidential nature of the information contained herein and the terms of this section including the Assignee’s agreement to not disclose such information, to not trade in the Company’s securities while in the possession of such information and to be responsible for any disclosure or other improper use of such information by such agents, affiliates or representatives. Likewise, without the Company’s prior written consent, the Assignee will not, directly or indirectly, make any statements, public announcements or other release or provision of information in any form to any trade publication, to the press or to any other person or entity whose primary business is or includes the publication or dissemination of information related to the transactions contemplated by this Agreement.

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(y) No Legal Advice from the Company. The Assignee acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax Advisors. The Assignee is relying solely on such Advisors and not on any statements or representations of the Company or any of its employees, representatives or agents for legal, tax, economic and related considerations or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

(z) Reliance. Any information which the Assignee has heretofore furnished or is furnishing herewith to the Company or any Broker is complete and accurate and may be relied upon by the Company and any Broker in determining the availability of an exemption from registration under U.S. federal and state securities laws in connection with the offering of securities as described in this Agreement and the related summary term sheet and transmittal letter, if any. The Assignee further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s transfer of the Notes. Within five (5) days after receipt of a request from the Company or any Broker, the Assignee will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or any Broker is subject.

(aa) Anti-Money Laundering; OFAC.

[The Assignee should check the OFAC website at http://www.treas.gov/ofac before making the following representations.] The Assignee represents that the amounts invested by it in the Company in the Notes were not and are not directly or indirectly derived from activities that contravene U.S. federal or state or international laws and regulations, including anti-money laundering laws and regulations. U.S. federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the OFAC Programs prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

To the best of the Assignee’s knowledge, none of: (1) the Assignee; (2) any person controlling or controlled by the Assignee; (3) if the Assignee is a privately-held entity, any person having a beneficial interest in the Assignee; or (4) any person for whom the Assignee is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Assignee agrees to promptly notify the Company should the Assignee become aware of any change in the information set forth in these representations. The Assignee understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Assignee, either by prohibiting additional subscriptions from the Assignee, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and a Broker may also be required to report such action and to disclose the Assignee’s identity to OFAC. The Assignee further acknowledges that the Company may, by written notice to the Assignee, suspend the redemption rights, if any, of the Assignee if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any Broker or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

________________

1	These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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To the best of the Assignee’s knowledge, none of: (1) the Assignee; (2) any person controlling or controlled by the Assignee; (3) if the Assignee is a privately-held entity, any person having a beneficial interest in the Assignee; or (4) any person for whom the Assignee is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

If the Assignee is affiliated with a Foreign Bank, or if the Assignee receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Assignee represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

7. Mutual Release.

(a) Release by the Company and the Company Parties. The Company and the Company Parties (as defined below) hereby fully and forever waive, release, acquit and discharge the Assignors, together with all of their officers, directors, shareholders, principals, managers, members, partners, employees, agents, servants, attorneys and legal representatives (hereinafter collectively referred to as the “Assignor Parties”), from any and all actions, suits, arbitrations, proceedings, controversies, disputes, causes of action, claims, rights, obligations, demands, agreements, covenants, promises, responsibilities, liabilities, indemnifications, contributions, damages, costs, expenses and fees, of whatever kind and nature, including, but not limited to, any claims or causes of action, whether contractual, extra-contractual, tort or otherwise, which the Company or any of the Company Parties may now have, ever had, or will ever have against the Assignors or the Assignor Parties, whether known or unknown, matured or unmatured, foreseeable or unforeseeable, fixed, contingent, class, individual, derivative or otherwise, arising in connection with of the Notes or other Transaction Documents (the “Company Released Claims”). The Company and the Company Parties understand that they may later discover facts relating to the Company Released Claims in addition to or different from the facts now known or believed by them to be true, and accept and assume such risk. Notwithstanding anything to the contrary herein, it is further understood and agreed by the parties hereto that this release shall not apply to acts of fraud or gross negligence by the Assignors or the Assignor Parties, or release the Assignors or the Assignor Parties from any claims arising out of or related to this Agreement.

__________________

[2]	A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

[4]	A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(b) Release by Assignors and the Assignor Parties. The Assignors and the Assignor Parties do hereby fully and forever waive, release, acquit and discharge the Company, together with all of its past and present predecessors-in-interest, successors-in-interest, assigns, and affiliates, and all of their officers, directors, shareholders, principals, managers, members, partners, employees, agents, servants, attorneys and legal representatives (hereinafter collectively referred to as the “Company Parties”), from any and all actions, suits, arbitrations, proceedings, controversies, disputes, causes of action, claims, rights, obligations, demands, agreements, covenants, promises, responsibilities, liabilities, indemnifications, contributions, damages, costs, expenses and fees, of whatever kind and nature, whether contractual, extra-contractual, tort or otherwise, which the Assignors or any of the Assignor Parties may now have, ever had, or will ever have against the Company or the Company Parties, whether known or unknown, matured or unmatured, foreseeable or unforeseeable, fixed, contingent, class, individual, derivative or otherwise, arising in connection with of the Notes or other Transaction Documents (the “Assignor Released Claims”). The Assignors and the Assignor Parties understand that they may later discover facts relating to the Assignor Released Claims in addition to or different from the facts now known or believed by them to be true, and accept and assume such risk. Notwithstanding anything to the contrary herein, it is further understood and agreed by the parties hereto that this release shall not apply to acts of fraud or gross negligence by the Company or the Company Parties or release the Company or the Company Parties from any claims arising out of or related to this Settlement Agreement.

8. Survival of Transaction Documents. Except as otherwise specifically set forth herein, the Transaction Documents shall remain in full force and effect, and the terms and conditions contained therein are hereby ratified and confirmed by the Assignors, the Assignee and the Company; provided, however, that the term “Holder,” as defined in the Note, shall thereafter mean the Assignee.

9. Further Assurances. The Assignors, the Assignee and the Company shall execute, acknowledge, file, and record such further documents and instruments and shall take such other actions as may be reasonably required or appropriate to carry out the intent and purposes of this Agreement.

10. Binding on Heirs and Successors; Further Transfers. This Agreement shall be binding on and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto.

11. Entire Agreement; Modification, Waiver. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. Any oral representations, supplements or modifications concerning this Agreement shall be of no force or effect unless contained in a subsequent written modification signed by the party to be charged. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

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12. Execution; Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission or by electronic transmission (such as PDF or other similar means) shall be effective as delivery of a manually executed counterpart hereof.

13. Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns.

14. Invalidity. In the event that any condition, covenant, promise, or other provision herein contained is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Agreement and shall in no way affect any other covenant, promise, condition, or other provision herein contained. If such condition, covenant, promise, or other provision shall be deemed invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

15. Exhibits. All Exhibits referred to herein are hereby attached hereto and incorporated herein by this reference with the same force and effect as if fully set forth herein.

16. Notices. All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and five (5) days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Assignor or Assignee may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 15.

If to Assignors:	To the Assignor’s address set forth on Exhibit B hereto.

If to Assignee:	CUR Holdings, Inc.
2 Tower Place Albany, NY 12203 Attn: William F. Duker, President
Email: bill@sybaris2015.com

If to Company:	CÜR Media, Inc.
__________________
__________________
Attn: Thomas Brophy, Chief Executive Officer
Email: tbrophy@curmusic.com

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If to the Assignee or the Company, with a copy to:

CKR Law LLP 1330 Avenue of the Americas, 14th Floor New York, NY 10019 Attn: Eric C. Mendelson Facsimile: (212) 259-8200 Telephone: (212) 259-7300 Email: emendelson@ckrlaw.com

17. Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party without the prior written consent of the other parties.

18. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the City of New York, State of New York, without giving effect to the conflicts of law provisions thereof.

20. Consent to Jurisdiction. Each of the parties hereto: (i) consents and submits to the jurisdiction of the Courts of the State of New York and of the Courts of the United States for a judicial district within the territorial limits of the State of New York for all purposes of this Agreement, including, without limitation, any action or proceeding instituted for the enforcement of any right, remedy, obligation and liability arising under or by reason of this Agreement; and (ii) consents and submits to the venue of such action or proceeding in the City and County of New York (or such judicial district of a Court of the United States as shall include the same).

21. Omnibus Signature Page. This Agreement is intended to be read and construed in conjunction with the Voting Agreement, Secured Note Conversion Unit Warrant and Registration Rights Agreement. Accordingly, pursuant to the terms and conditions of this Agreement and such related agreements, it is hereby agreed that the execution by the Assignor of this Agreement, in the place set forth on the Signature Page below, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Voting Agreement, Secured Note Conversion Unit Warrant and Registration Rights Agreement, with the same effect as if such separate but related agreement were separately signed.

[signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as set forth below.

ASSIGNEE: CUR HOLDINGS, INC.

By:
Name:	William F. Duker
Title:	President

COMPANY: CÜR MEDIA, INC.

By:
Name:	Thomas Brophy
Title:	Chief Executive Officer

ASSIGNOR (individual)	ASSIGNOR (entity)

Signature	Name of Entity

Print Name	Signature of Authorized Person

Print Name: _____________________

Title: ______________________

Signature Page to Assignment and Transfer Agreement

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